SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 5, 2003

                                  VERSATA, INC.
             (Exact name of Registrant as specified in its charter)

                DELAWARE                000-29757            68-0255203
(State or other jurisdiction      (Commission File No.)     (IRS Employer
of incorporation or organization)                        Identification Number)

           300 Lakeside Drive, Suite 1500, Oakland, California, 94612 (Address of principal executive office including zip code)

                                 (510) 238-4100
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)




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Item 9. Regulation FD Disclosure. (The following information is furnished under
        "Item 12. Results of Operations and Financial Condition.")

     In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."

     On June 5, 2003, Versata, Inc. (the "Company") issued a press release announcing financial and other Company information for its second quarter ended April 30, 2003, and providing current Company undertakings. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K, the information contained herein, and the attached exhibit are furnished under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

ITEM 7. EXHIBITS

The following exhibits are filed as part of this report:

EXHIBIT
NUMBER                          DESCRIPTION
                                -----------

99.1               Press Release dated June 5, 2003*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           VERSATA, INC.

Date:     June 5, 2003     By: /s/ Jim Doehrman
                               ----------------

                               Jim Doehrman
                               Chief Financial Officer, Chief Operating Officer, Secretary and Executive Vice President



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                          DESCRIPTION
                                -----------
99.1               Press Release dated June 5, 2003*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.